UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

September 15, 2005

ESCHELON TELECOM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-50706	41-1843131
(Commission File No.)	(IRS Employer Identification No.)

730 Second Avenue

Minneapolis, MN 55402

(Address of principal executive offices and zip code)

(612) 376-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On September 15, 2005, Eschelon Telecom Inc.’s wholly-owned subsidiary, Eschelon Operating Company, completed the redemption of 35%, or $57,750,000 aggregate principal amount at maturity, of its outstanding 8 3/8% Senior Second Secured Notes Due March 15, 2010 (the “Notes”) at the redemption price of $56,705,602.80, as further detailed in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.  The aggregate principal amount at maturity of the Notes remaining outstanding following the redemption is $107,250,000.

The information contained in the press release attached as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(c)                              Exhibits.

99.1 Press release dated September 19, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 19, 2005	Eschelon Telecom, Inc.

	/s/	Geoffrey M. Boyd
	By:	Geoffrey M. Boyd
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.

99.1	Press release issued by Eschelon Telecom, Inc. on September 19, 2005.